SCHEDULE 14C
                                 (Rule 14c-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION

             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934

              PROPOSED RELEASE TO SHAREHOLDERS ON SEPTEMBER 8, 2004

Check the appropriate box:
   [ ] Preliminary information statement
   [ ] Confidential, for use of the Commission only (as permitted by
       Rule 14c-5(d)(2))
   [x] Definitive information statement


                           TRAVIS BOATS & MOTORS, INC.

                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):
   [x] No fee required.
   [ ] Fee computed on table below per Exchange Act Rules 14-c5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies: N/A

     (2)  Aggregate number of securities to which transaction applies: N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

     (4)  Proposed maximum aggregate value of transaction: N/A

     (5)  Total fee paid: N/A

   [ ] Fee paid previously with preliminary materials.

   [ ] Check box if any part of  the fee is offset as provided  by Exchange  Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid: N/A

     (2)  Form, Schedule or Registration Statement No.: N/A

     (3)  Filing Party: N/A

     (4)  Date Filed: N/A

                           TRAVIS BOATS & MOTORS, INC.


--------------------------------------------------------------------------------


                    Notice of Annual Meeting of Shareholders
                                September 8, 2004


--------------------------------------------------------------------------------

To the Shareholders of Travis Boats & Motors, Inc.:

     Notice is hereby given that the Year 2004 Annual Meeting of Shareholders (the "Meeting") of Travis Boats & Motors, Inc. (the "Company") will be held on September 30, 2004, at 10:00 a.m. Central Standard Time, at the offices of the Company, located at 12116 Jekel Circle, Suite 102, Austin, Texas 78727, for the purpose of considering and acting upon the following matters:

     (1) To re-elect two directors to hold office in accordance with the Company's Bylaws; and

     (2) To consider and act upon any matter incident to the foregoing purposes and transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

                       WE ARE NOT ASKING YOU FOR A PROXY,

                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     The record date for the Meeting is August 10, 2004. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. Note that TMRC, L.L.P. ("Tracker"), which has voting control over a majority of the Company's outstanding voting stock, has indicated that it will vote in favor of both director nominees designated by the Company's Board of Directors. Accordingly, the Company is not soliciting proxies. Nevertheless, you are invited and encouraged to attend the Meeting. Shareholders wishing to attend the Meeting should bring proper identification and evidence of their ownership of shares in the Company's voting securities.

     The Information Statement is included in this mailing.

                                      By Order of the Board of Directors


                                      /s/ Michael B. Perrine


                                      Michael B. Perrine, Secretary

Austin, Texas
September 8, 2004

                           TRAVIS BOATS & MOTORS, INC.
                          12116 Jekel Circle, Suite 102
                               Austin, Texas 78727


                             -----------------------

                              INFORMATION STATEMENT

                             -----------------------


     This Information Statement is being furnished on or about September 8, 2004 by the Board of Directors of Travis Boats & Motors, Inc., a Texas corporation (the "Company"), in connection with the Annual Meeting of Shareholders (the "Meeting") to be held at 10:00 a.m. on Thursday, September 30, 2004 at the offices of the Company, located at 12116 Jekel Circle, Suite 102, Austin, Texas 78727, and with any adjournment or postponement thereof.

     In addition to this Information Statement, the Company shall provide without charge to each shareholder of the Company upon the written request of such shareholder a copy of the Company's annual report on Form 10-K, without exhibits but including the financial statements and the financial statement schedules, required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, as amended, for the Company's most recent fiscal year. The Company also shall provide without charge by first class or other equally prompt means within one business day of receipt of a written or oral request from a person to whom this Information Statement is delivered a copy of any and all information that has been incorporated herein by reference. Shareholders should address such requests to Michael B. Perrine, Chief Financial Officer, 12116 Jekel Circle, Suite 102, Austin, Texas 78727, or call 512-347-8787, extension #119.

                       WE ARE NOT ASKING YOU FOR A PROXY,

                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     The Board of Directors of the Company has fixed August 10, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. The Company has two classes of voting securities: (1) Common Stock; and (2) Series A Preferred Stock. As of the record date, there were 4,299,727 shares of Common Stock and 80,000 shares of Series A Preferred Stock issued and outstanding.

     The presence or proxy of the holders of at least 3,718,491 voting shares, or fifty percent (50%) of the Company's outstanding shares of voting stock on an as-diluted basis constitutes a quorum. Each share of the Company's Common Stock is entitled to one vote for the election of directors and in any other matter that may be acted upon at the Meeting. Each share of the Company's Series A Preferred Stock votes on an as-converted basis for the election of directors and in any other matter that may be acted upon at the Meeting. Therefore, each share of Series A Preferred Stock is entitled to that number of votes equal to $100 (each share's initial liquidation value) divided by the established voting conversion price (currently $2.55 per share), which means that in the aggregate, the Series A Preferred Stock is entitled to vote 3,137,255 shares at the Meeting. The Company's Articles of Incorporation do not permit cumulative voting.

     The Company's Bylaws provide that the affairs of the Company shall be conducted by the Board of Directors and empower the Board to increase or decrease the number of directors by resolution adopted by a majority of the Board. The number of directors is currently fixed at five. The Board of Directors is divided into three classes, designated as Class A, Class B, and Class C. Only the election of those Class A, B, and C directors are subject to the affirmative vote of a plurality of holders of the outstanding shares of stock entitled to vote represented at a meeting at which a quorum is present.

     Class A, B and C directors serve for staggered three-year terms. Robert L. Ring and James P. Karides, CPA are currently Class B directors and will stand for re-election at the Meeting. Mark T. Walton and Kenneth N. Burroughs are currently Class C directors and will stand for re-election at the 2005 annual shareholders' meeting. Richard S. Birnbaum is currently the sole Class A director and will stand for re-election at the 2006 annual shareholders' meeting. The Class B directors elected at the Meeting will hold office until the 2007 annual shareholders' meeting or until such director's successor shall be elected or appointed. The affirmative vote of a plurality of holders of the Company's voting stock represented at a meeting at which a quorum is present is required to elect each director nominee.

     As   further   described   under   "Certain   Relationships   and   Related
Transactions," Tracker has control over a majority of the Company's voting power.


                ELECTION OF DIRECTORS AT THE 2004 ANNUAL MEETING

     The director positions to be voted on at the Meeting are the Class B positions currently occupied by Robert L. Ring and James P. Karides, CPA. The Board of Directors, upon recommendation of the Nominating Committee, has nominated Messrs. Ring and Karides for re-election at the Meeting. In addition, the Company has been advised that Tracker intends to vote all shares of stock over which it has voting authority in favor of the re-election of Messrs. Ring and Karides. The Board of Directors knows of no reason why either Mr. Ring or Mr. Karides would be unable or unwilling to serve.

Nominees for Director at the 2004 Annual Meeting

     Robert L. Ring has served as a director of the Company since April 2002. Mr. Ring served in numerous capacities over a 32 year career with the Coleman Company, a diversified manufacturer of outdoor and leisure products. He retired in 1994 as President and COO of Coleman Company. Currently, Mr. Ring serves as a consultant to various retail and other business operations in the areas of business process and strategic development. His positions include director of Bass Pro Shops, a retailer of sporting goods and marine products for the outdoor enthusiast and director of Cobalt Boats, a manufacturer of high-end recreational boats.

     James P. Karides, CPA has served as a director of the Company since September 2002. Mr. Karides, a graduate of the University of Virginia, is the founder of The Karides Group, a Virginia Beach, Virginia based consulting firm specializing in diverse financial and accounting matters. Prior to forming The Karides Group, he was employed for over 12 years by the KPMG accounting firm in various accounting capacities.

                 DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

     The following table sets forth the names, ages and positions of each director and each executive officer of the Company:

    Name                                  Age     Position
    ---------------------------------- ---------- ------------------------------
    Richard S. Birnbaum(1)(2)(3)(4)       51      Chairman of the Board
    Mark T. Walton(1)                     53      President
    Michael B. Perrine                    40      Chief Financial Officer,
                                                    Treasurer and Secretary
    Kenneth N. Burroughs(3)(4)            49      Director
    Robert L. Ring(1)(2)(4)               61      Director
    James P. Karides, CPA(2)(3)           43      Director
    ----------------------------------
    (1) Member of the Nominating and Corporate Governance Committee.
    (2) Member of the Audit Committee.
    (3) Member of the Compensation Committee
    (4) Member of the Operating Committee

     Richard S. Birnbaum has served as a director of the Company since May 2001 and Chairman of the Board since April 2003. Mr. Birnbaum is also currently a principal of an independent consulting firm, RSB Group, LLC. He retired from Circuit City Stores as Executive Vice President of Operations and Marketing in 2001. During his 30 year career with Circuit City, Mr. Birnbaum was a member of the Circuit City leadership team as the company expanded from 50 to 600 stores.

     Mark T. Walton has served as President and as a director of the Company since 1980 and as Chairman of the Board from 1995 until April 2003. From 1979 to 1980, Mr. Walton served as the General Manager of the Company's Austin store.

     Michael B. Perrine has served as Chief Financial Officer since 1991 and as Treasurer and Secretary of the Company since 1992. From 1986 to 1991, he was employed in the Commercial Banking Division of NationsBank, N.A. Mr. Perrine is responsible for developing and implementing the Company's corporate, financial and accounting structure.

     Kenneth N. Burroughs has served as a director of the Company since April 2002. Mr. Burroughs is President of Tracker Marine, L.L.C. and numerous affiliated companies involved in the design and manufacture of pleasure boats such as Tracker, Mako, Nitro, ProCraft, Fisher and numerous other popular models.


             SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT

     As of July 31, 2004, the Company had two classes of voting securities, Common Stock and the Series A Preferred Stock. The Series A Preferred Stock votes on an as-converted basis. The following table sets forth certain information regarding the beneficial ownership of the outstanding Common Stock and Series A Preferred Stock, as of July 31, 2004 by (i) each Director of the Company, (ii) each Named Executive Officer (as defined herein), (iii) each person known or believed by the Company to, on an as-converted basis, own beneficially 5% or more of the Common Stock, and (iv) all directors and executive officers as a group. Unless otherwise indicated, each person has sole voting and dispositive power with respect to such shares.


                                                                   Common Shares         Series A Preferred Shares
                                                            --------------------------------------------------------
                                                                             Percent                     Percent
                                                              Number of    Beneficially   Number of    Beneficially
Name of Beneficial Owner                                      Shares(1)      Owned(2)     Shares(1)       Owned
-----------------------------------------------------       -------------  ------------  ------------  -------------
Executive Officers and Directors
   Mark T. Walton, President and Director(3)                        -0-        *             ---           ---
   Robert L. Ring, Director(4)                                      -0-        *             ---           ---
   James P. Karides, CPA, Director(5)                               -0-        *             ---           ---
   Ronnie L. Spradling(6)                                           -0-        *             ---           ---
   Richard S. Birnbaum, Chairman of the Board(7)                 58,600        *             ---           ---
   Michael B. Perrine, Chief Financial Officer, Secretary,        8,067        *             ---           ---
   Treasurer
   Kenneth N. Burroughs, Director(8)                                -0-        *             ---           ---
All executive officers and directors as a group (five            66,667        *             ---           ---
  persons)(9)
Other 5% Shareholders
   TMRC, L.L.P. (10)(11)(12)                                  4,611,119       61.1%       3,252,826        100%

-----------------------
*    Less than 1%

(1) Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to the shares of Common Stock or the Series A Preferred Shares shown as beneficially owned by them. Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, based on information furnished by the persons listed, and represents the number of shares of Common Stock or Series A Preferred Shares for which a person, directly or indirectly, through any contract, management, understanding, relationship or otherwise, has or shares voting power, including the power to vote or direct the voting of such shares, or investment power, including the power to dispose or to direct the disposition of such shares. Except as otherwise noted below, the address of each person named in the table is 12116 Jekel Circle, Suite 102, Austin, Texas 78727.

(2) The percentage is based upon 4,299,727 shares of Common Stock outstanding as of July 31, 2004, plus 3,252,826 shares convertible into Common Stock pursuant to the Series A Preferred Stock held by Tracker.

(3) Excludes (i) 334,200 shares which are held in a voting trust controlled by Tracker (the "Tracker Voting Trust"); (ii) 50,825 shares convertible into Common Stock pursuant to a convertible debt instrument subject to the Tracker Voting Trust; and (iii) 3,268 shares owned by Mr. Walton's children, for which Mr. Walton disclaims beneficial ownership.

(4) The address of Robert L. Ring is in care of TBC Management, 12116 Jekel Circle #102, Austin, Texas 78727.

(5) The address for James P. Karides, CPA is in care of TBC Management, 12116 Jekel Circle #102, Austin, Texas 78727

(6) Excludes (i) 202,643 shares of Common Stock upon which Tracker has voting control through a proxy and (ii) 60,990 shares convertible into Common Stock pursuant to a convertible debt instrument subject to the Tracker Voting Trust. The address for Mr. Spradling is in care of TBC Management, 12116 Jekel Circle #102, Austin, Texas 78727.

(7) The address for Mr. Birnbaum is in care of RSB Group, LLC, 9020 Stony Point Parkway, Suite 185, Richmond, Virginia 23235.

(8) Kenneth N. Burroughs, a director of the Company, is the President of Tracker; Tracker Marine, L.L.C.; and Three Johns Company. Mr. Burroughs disclaims beneficial ownership of such shares.

(9) Includes Officers and Directors: Mark T. Walton, Richard S. Birnbaum, Michael B. Perrine, James P. Karides, Robert L. Ring and Kenneth N. Burroughs. See Notes (3), (6) and (11).

(10) TMRC, LLP, or "Tracker", is a partnership of which Tracker Marine, L.L.C. is the 99% partner and Three Johns Company is the 1% partner. Tracker Marine, L.L.C. is wholly owned by Three Johns Company and Three Johns Company is wholly owned by the John L. Morris Revocable Trust, of which John L. Morris is the settlor. Kenneth Burroughs, a director of the Company, is the President of Tracker, Tracker Marine, L.L.C., and Three Johns Company. Mr. Burroughs disclaims beneficial ownership of shares held by Tracker. The address of Tracker and affiliates is 2500 East Kearney St., Springfield, Missouri 65803.

(11) Includes (i) 334,200 shares beneficially owned by Mark T. Walton, President and director of the Company, and 292,866 shares beneficially owned by Robert Siddons, a former director of the Company, which are held in the Tracker Voting Trust, and (ii) 202,643 shares of Common Stock over which Tracker has voting control through a proxy granted by a former director, Ronnie Spradling.

(12) Includes 528,584 shares convertible into Common Stock pursuant to a convertible debt instrument subject to the Tracker Voting Trust, where the holders of the debt have agreed that in the event any debt instruments are converted into Common Stock at any time prior to December 31, 2005, the voting rights of such shares will be controlled by Tracker and the shares deposited into the Tracker Voting Trust.


                             COMMITTEES AND MEETINGS

Meetings of the Board of Directors

     The Board of Directors met five times during fiscal year 2003. During such twelve-month period, each incumbent director of the Company attended 75% or more of the aggregate number of (a) meetings of the Board of Directors held during his tenure, and (b) meetings held by committees of the Board on which he served.

     The Board of Directors has determined that Mr. Ring and Mr. Karides are "independent" under applicable SEC rules and regulations and NASDAQ listing standards. Because more than 50% of the voting power of the Company is held by Tracker, pursuant to NASDAQ rule 4350(c)(5), the Company's Board is not required to be comprised of a majority of independent directors.

     We encourage, but do not require, the members of our Board of Directors to attend our annual meetings. Mr. Walton attended the Annual Meeting of Shareholders held on September 29, 2003 in person, and Messrs. Birnbaum and Ring attended telephonically.

Committees

     Compensation Committee. The duties of the Compensation Committee include the approval of officers' salaries and administration of the Company's 1995 Incentive Plan. The Compensation Committee is comprised of "disinterested" directors, as defined under Section 16 of the 1934 Act. The Compensation Committee consisted of Kenneth N. Burroughs, James P. Karides and Richard S. Birnbaum during fiscal year 2003. While only Mr. Karides qualifies as "independent" under applicable NASDAQ listing standards, the Company is not subject to the NASDAQ compensation committee requirements relating to independence under the controlled company exemption set forth in NASDAQ rule 4350(c)(5). The Compensation Committee met two times during fiscal year 2003.

     Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for recommending to the Board of Directors those persons who will be nominated by the Board of Directors for positions on the Board. The Nominating and Corporate Governance Committee met two times during fiscal year 2003.

     The Nominating and Corporate Governance Committee identifies individuals qualified to become Board members, consistent with criteria approved by the Board; oversees the organization of the Board to discharge the Board's duties and responsibilities properly and efficiently; and identifies best practices and recommends corporate governance principles, including giving proper attention and making effective responses to shareholder concerns regarding corporate governance. Other specific duties and responsibilities of the Nominating and Corporate Governance Committee include: annually assessing the size and composition of the Board; developing membership qualifications for Board committees; defining specific criteria for director independence; monitoring compliance with Board and Board committee membership criteria; annually reviewing and recommending directors for continued service; coordinating and assisting management and the Board in recruiting new members to the Board; recommending Board committee assignments; reviewing and approving any employee director standing for election for outside for-profit boards of directors; reviewing governance-related shareholder proposals and recommending Board responses; overseeing the evaluation of the Board and management; conducting a preliminary review of director independence and the financial literacy and expertise of Audit Committee members; and reviewing material or extraordinary claims for indemnification of employees.

     The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. Directors regularly assess the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Board considers various potential candidates for director. Candidates may come to the attention of the Board through current Board members, shareholders or other persons. These candidates are evaluated at regular or special meetings of the Board and the independent directors meeting separately, and may be considered at any point during the year. The Board considers properly submitted shareholder nominations for candidates for the Board. Following verification of the shareholder status of persons proposing candidates, recommendations are aggregated and considered by the Board at a regularly scheduled meeting, which is generally the first or second meeting prior to the issuance of the proxy statement for our annual meeting. If any materials are provided by a shareholder with the nomination of a director candidate, such materials are forwarded to the Board. Shareholder director nominations can be sent to Michael B. Perrine, Chief Financial Officer, 12116 Jekel Circle, Suite 102, Austin, Texas 78727. In evaluating such nominations, the Board seeks to achieve a balance of knowledge, experience and capability on the Board.

     The Nominating and Corporate Governance Committee was comprised of Mark T. Walton, Richard S. Birnbaum and Robert L. Ring during fiscal year 2003. Only Mr. Ring qualifies as "independent" under NASDAQ listing standards. However, under NASDAQ Rule 4350(c)(5), if more than 50% of the voting power of a company is held by another company, the company need not comply with the NASDAQ nominating committee independence requirements. Because more than 50% of the voting power of the Company is held by Tracker, the Company qualifies for this exception.

     The Nominating and Corporate Governance Committee has adopted a Nominating and Corporate Governance Committee Charter, a copy of which is included as Annex A to this Information Statement.

     Audit Committee. The Audit Committee annually recommends to the Board of Directors the appointment of independent certified accountants as auditors for the Company, discusses and approves fees for the prospective annual audit, reviews the results with the auditors, reviews the Company's compliance with its existing accounting and financial policies, reviews the adequacy of the financial organization of the Company and considers comments by auditors regarding internal controls and accounting procedures and management's response to those comments. The Audit Committee was comprised of Richard S. Birnbaum, Robert L. Ring and James P. Karides during the 2003 fiscal year. The Audit Committee met five times in fiscal year 2003.

     The Board of Directors has determined that Mr. Karides is an "audit committee financial expert" as that term is defined in Item 401(h) of Regulation S-K. Further, the Board has determined that both Mr. Karides and Mr. Ring are "independent" as that term is defined in applicable NASDAQ listing standards. Mr. Birnbaum, however, is not independent under these standards due to his receipt of $125,000 in consulting fees from the Company during the fiscal year ended September 30, 2003. The Company is in the process of identifying an independent director to replace Mr. Birnbaum on the Audit Committee. The Audit Committee has adopted an Audit Committee Charter, a copy of which is included as Annex B to this Information Statement.


                            COMPENSATION OF DIRECTORS

     Directors who are not officers and employees of or consultants to the Company receive annual compensation of $10,000, plus $2,000 annually for each committee on which such director serves, excluding the Nominations Committee, for which compensation is not received. Directors' expenses for attending meetings are reimbursed by the Company.


                       CODE OF BUSINESS CONDUCT AND ETHICS

     The Company has adopted a Code of Business Conduct and Ethics that applies to all officers, directors and employees. The Code of Business Conduct and Ethics is intended to comply with Item 406 of Regulation S-K and with applicable rules of NASDAQ. A copy of the Code of Business Conduct and Ethics can be obtained, without charge, by writing to Michael B. Perrine, Chief Financial Officer, 12116 Jekel Circle, Suite 102, Austin, Texas 78727.


             SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

     The Board of Directors maintains a process for shareholders to communicate with the Board of Directors or with individual directors. Shareholders who wish to communicate with the Board of Directors or with individual directors should direct written correspondence to Michael B. Perrine, Chief Financial Officer, 12116 Jekel Circle, Suite 102, Austin, Texas 78727. Any such communication must contain (i) a representation that the shareholder is a holder of record of stock of the Company, (ii) the name and address, as they appear on the Company's books, of the shareholder sending such communication, and (iii) the number of shares of the Company that are beneficially owned by such shareholder. The Chief Financial Officer will forward such communications to the Board of Directors or the specified individual director to whom the communication is directed unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Chief Financial Officer has the authority to discard the communication or to take appropriate legal action regarding such communication.


                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth certain information with respect to the compensation awarded to, earned by or paid for services rendered to the Company in all capacities during the fiscal years ended September 30, 2003, September 30, 2002 and September 30, 2001, with respect the Company's President, Mr. Walton, the Executive Vice President, Mr. Spradling, and the Chief Financial Officer, Mr. Perrine (collectively, the "Named Executive Officers"). No other executive officers of the Company received annual compensation (including salary and bonuses earned) which exceeded $100,000 during the fiscal year ended September 30, 2003. Mr. Spradling retired from the Company in May 2003.


                                                                                                   Long-Term
                                                                                                 Compensation
                                                                                                --------------
                                                                                   Other          Securities
                                                                                   Annual         Underlying
        Name           Principal Position  Fiscal Year    Salary     Bonus     Compensation(1)      Options
--------------------   ------------------  -----------  ---------  ---------   ---------------  --------------
   Mark T. Walton          President          2003      $217,500    $  -0-            ---                ---
                                              2002       217,500       -0-         32,340             10,000
                                              2001       200,000       -0-         43,121             20,000

Ronnie L. Spradling(3)  Executive Vice        2003      $ 68,789    $  -0-            ---                ---
                           President          2002       184,500       -0-         32,340             10,000
                                              2001       175,000       -0-         43,121             20,000

 Michael B. Perrine     Chief Financial       2003      $175,000    $  -0-          5,460(2)             ---
                            Officer           2002       175,000     50,000        21,573(2)          10,000
                                              2001       130,000       -0-         23,163             20,000


(1) Effective July 1, 1999, the Company entered into Amended and Extended Employment Agreements with Messrs. Walton, Spradling and Perrine. In consideration of entering into those agreements the Company agreed to pay the amounts of $129,362; $129,362 and $64,450 to Messrs. Walton, Spradling and Perrine, respectively, as a pre- condition for their execution of the agreements. These amounts represent the ratable amounts paid to Messrs. Walton, Spradling and Perrine pursuant to the Amended agreements which had a 3 year term and expired on June 30, 2002.

(2)  Includes vehicle allowance.

(3)  Mr. Spradling retired in May 2003.

Options Granted in Last Fiscal Year

     No stock option grants were made by the Company to the Named Executive Officers during the fiscal year ended September 30, 2003.

Stock Option Exercises and Holdings

     As of September 30, 2003 no Named Executive Officers held any stock options in the Company.

Stock Option Cancellations

     The following table shows information regarding stock options of Named Executive Officers that were cancelled during the fiscal year ended September 30, 2003.


                                  Options           Options          Remaining
              Name               Held Prior        Cancelled          Options
              ----               ----------        ---------         ---------

        Mark T. Walton             50,267           (50,267)              0
        Ronnie L. Spradling        76,933           (76,933)              0
        Michael B. Perrine         76,665           (76,665)              0

Employment Agreements

     The Company is the beneficiary of amended employment agreements dated as of June 28, 2002 (the "Employment Agreements") with TBC Management, Ltd. (an affiliated partnership of the Company) and each of Mark T. Walton and Michael B. Perrine, which expire in June 2005. The Employment Agreements provide for annual base salaries of $217,500 for Mr. Walton and $175,000 for Mr. Perrine, respectively. In addition, Messrs. Walton and Perrine have agreed to contractual confidentiality and noncompete provisions in their respective Employment Agreements, which will extend beyond termination of their employment unless they are terminated without "cause". In the event any of these employees are terminated without "cause", such employee shall be entitled to payment for the greater of (i) the then remaining months of his respective employment agreement, or (ii) payment of one month's salary for each year of employment with the Company and 1/12 of one month's salary for each full month of service during any partial year of employment with the Company. If termination is voluntary after a "change in control" (excluding any change in control related to the holder of its Series A Preferred Stock, Tracker), as such term is defined in the Employment Agreements, such employee will be entitled to payment of their accrued bonus plus approximately three times their annual salary.

     The Employment Agreements also provide that, if the consolidated income of the Company before income tax expenses and non-recurring audit adjustments (the "Pre-tax Income") reflects growth in excess of 20% over the previous fiscal year, Messrs. Walton and Perrine will each receive a bonus of 1.5% of the Pre-tax Income. If the Pre-tax Income does not reflect growth of 20%, the bonus for each individual will be determined by the Board of Directors.


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee during fiscal year 2003 consisted of Kenneth N. Burroughs, James P. Karides and Richard S. Birnbaum.

     No member of the current Compensation Committee serves as an executive officer of the Company, or as a director of any entity, of which an executive officer serves on the Compensation Committee or as a director of the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     TMRC, L.L.P., Tracker Marine, L.L.C. and Affiliated Companies. Kenneth N. Burroughs is the President of TMRC, L.L.P., Tracker Marine, L.L.C. and various affiliated companies involved in the design and manufacture of recreational boats. TMRC, L.L.P. ("Tracker"), a wholly-owned subsidiary of Tracker Marine, L.L.C., is the holder of 80,000 shares of 6% Series A Cumulative Convertible Preferred Stock (the "Preferred Stock") in the Company. The issue price of the Preferred Stock was $100 per share. Each share may be converted into the Company's Common Stock at a conversion price of approximately $2.46 per share. For voting purposes only, the conversion price is $2.55 per share.

     The Company purchased approximately $10.9 million and $6.1 million in boats, motors and trailers from affiliates of Tracker Marine, L.L.C. during the fiscal years ended September 30, 2003 and 2002, respectively. During the 10 months ended July 31, 2004 the Company purchased approximately $29.0 million in boats, motors and trailers from affiliates of Tracker Marine, L.L.C.

     Effective in December 2002, Tracker provided the Company a short-term loan facility allowing for $500,000 of conditional working capital financing pending receipt of the Company's federal income tax refund. The $500,000 loan facility accrued interest at the prime rate publicly announced from time to time by JPMorgan Chase Bank plus 4% and was repayable on the earlier of (i) the date the Company received its federal income tax refund for the calendar 2002 year, or
(ii) April 30, 2003. The loan was repaid in full on April 20, 2003.

     In connection with Tracker's provision of the loan facility, the Company entered into a series of agreements (the "Agreements") pursuant to which the Company gave Tracker the right to designate, subject to certain terms and conditions, up to a majority of members of the Company's Board of Directors. Tracker currently has two representatives on the Board of Directors, Messrs. Burroughs and Ring, and has not yet designated additional representatives.

     In order to induce Tracker to provide the financing to the Company,  Ronnie
L. Spradling (a former officer and director of the Company) granted Tracker a proxy covering 202,643 shares of Common Stock. Additionally, Robert C. Siddons (a former director of the Company) and Mark T. Walton, deposited 292,866 shares and 334,200 shares, respectively, into a voting trust controlled by a trustee appointed by Tracker (the "Voting Trust"). The term of the Voting Trust is five years, but is subject to earlier termination if Tracker becomes the holder of 55% or more of the Common Stock of the Company on a fully-diluted, as-converted basis. The existence or expiration of the Voting Trust does not restrict Tracker's ability to acquire additional shares of the Company from third parties.

     Prior to the Agreements, Tracker beneficially owned approximately 43%, or 3,252,825 shares, of the Company's Common Stock on a fully-diluted, as-converted basis. As a result of the Agreements, Tracker now has voting control of approximately 57%, or 4,611,119 shares, on a fully-diluted, as-converted basis.

     On February 6, 2004, the Company again agreed to terms with Tracker, for a $500,000, non-revolving, loan. The terms of the loan were set forth in a promissory note payable to Tracker on demand at any time on or after May 5, 2004 (the "Note"). The Note provided that the Company, at the discretion of the Operating Committee of its Board of Directors, could request advances at any time prior to May 5, 2004 up to the aggregate amount of $500,000. Advances made pursuant to the Note bear interest at a rate of 10% until the earlier of the date demand is made by Tracker for repayment or January 5, 2005 at which time the rate would increase to 18% on any unpaid principal and accrued, but unpaid, interest amounts. The Note was generally unsecured, subject to Tracker retaining a right of offset with respect to any cash, credits, rebates, deposits, accounts, securities, and any other property of the Company in Tracker's possession, custody or control.

     The Company borrowed a cumulative amount of $340,000 under the Note. As of the date of this Information Statement, the outstanding balance is zero and the Note has been terminated.

     Convertible Promissory Notes. Effective December 14, 2001, the Company entered into multiple Convertible Subordinated Notes (the "Notes"), in the aggregate amount of $1.3 million, with Mark T. Walton, President of the Company, and other individuals. The Note held beneficially by Mr. Walton is in the principal amount of $125,000. The Notes are unsecured with a term of 36 months and have interest rates fixed at 10.75% per annum. The principal and interest amounts payable pursuant to the Notes are subordinated, in substantially all respects, to the Company's borrowing agreements with its senior inventory finance lenders, General Electric Commercial Distribution Services and Transamerica Commercial Finance Corporation. The Notes can be redeemed by the Company at any time prior to maturity. If the Notes are not redeemed, the holder(s) may convert the principal amount of the Note(s) into the Company's Common Stock at a conversion price of $2.4594 per share.

     Each noteholder has agreed not to convert such Notes until at least December 31, 2005, and that any shares that may be acquired upon conversion shall be deposited into the Voting Trust controlled by Tracker discussed above.

     Employment Arrangements. Executive management, store regional management and corporate administrative employees are employed by TBC Management, Ltd., a Texas limited partnership (the "Partnership"). The Partnership, in turn, has entered into a Management Agreement with the Company and its subsidiaries and invoices each company monthly for management services rendered. The general partner and 1.0% owner of the Partnership is the Company. The sole limited partner and 99.0% owner of the Partnership is TBC Management, Inc. (the "Delaware Company"), a Delaware company wholly owned by Travis Boats. The operations of the Partnership are accounted for on a consolidated basis with those of the Company. The Delaware Company's income results from distributions of the Partnership and is accordingly taxed under Delaware law. These arrangements allow the Company to more efficiently allocate costs and taxes among the various store locations.

     Consulting Arrangements. Richard S. Birnbaum, Chairman of the Board, received consulting fees in the amount of $125,000 during the fiscal year ended September 30, 2003 and has received consulting fees of $172,500 during the eleven months ended August 31, 2004. The consulting fees have been paid pursuant to a monthly retainer agreement providing for fees not to exceed $25,000 per month. Consulting services generally include coordination of the issues involved with the Company's operations, including but not limited to, banking and financing; human resources; marketing, inventory and vendor management. Mr. Birnbaum's consulting arrangement is not for a contractually fixed period and, as such, it may be cancelled or modified at any time by either Mr. Birnbaum or the Company's Board of Directors.

     Certain Borrowings. Mark T. Walton, President, along with certain former shareholders, officers or directors of the Company, have personal guaranties that remain outstanding on one loan entered into by the Company prior to its initial public offering in June of 1996. This loan, payable to an individual; has an aggregate outstanding balance of approximately $270,000 remaining as of July 31, 2004 and is secured by real estate in Hot Springs, Arkansas owned by the Company. It is anticipated that such guaranties would be released in the event that the Company were to refinance such indebtedness.


                                Performance Graph

     Set forth below is a graph comparing the percentage change in the Company's cumulative total shareholder return on its Common Stock with the cumulative total return on the published Standard & Poor's 500 Stock Index and the cumulative total return on the NASDAQ Retail Trade Index. The graph covers the period between January 1, 1998 and the last trading day in the year ended December 31, 2003. The comparisons in the data and graphs below are from sources believed to be reliable, but the Company is not responsible for any errors or omissions in such information.


                                                                    Cumulative Total Return
                                             ------------------------------------------------------------------------
                                                    12/98      12/99       12/00       12/01       12/02       12/03

TRAVIS BOATS & MOTORS, INC.                       $100.00    $ 58.54     $ 13.41      $ 9.46      $ 4.88      $ 3.22
S & P 500                                          100.00     121.04      110.02       96.95       75.52       97.18
NASDAQ RETAIL TRADE                                100.00     113.94       74.66       95.79       91.01      148.66


                                [OBJECT OMITTED]



                   COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee is composed entirely of disinterested members of the Board of Directors. No member of the Compensation Committee is a current or former employee or officer of the Company.

     The goals of the Company's compensation policies are to attract, retain and motivate the best possible executives and to recognize both individual performance and the Company's performance. To accomplish these goals, the Company's executive compensation combines annual base salaries, bonuses based on company performance and stock options.

     Base Salary. The base salaries for Mark T. Walton and Michael B. Perrine were established pursuant to the Employment Agreements. To determine the base salaries of the Company's officers, the Compensation Committee considers each officer's responsibilities, experience and performance, as well as salary levels of similar companies.

     Bonuses. Under the terms of the Employment Agreements, the Company's executive officers are eligible for an annual bonus based on the Company's consolidated income before income tax expenses and non-recurring audit adjustments (the "Pre-tax Income"). If the Pre-tax Income growth exceeds 20%, over the previous fiscal year, Messrs. Walton and Perrine will each receive a bonus of 1.5% of the Pre-tax Income. If the growth of Pre-tax Income is less than 20%, the bonus for each officer is determined by the Board of Directors based on the Company's performance and the individual officer's contributions to the Company's performance.

     Stock Options. All executive officers are eligible to receive stock options pursuant to the Company's Incentive Stock Plan. The Compensation Committee determines the number of stock options awarded to each executive officer and currently has not issued stock options to the executive officers. By including the determination to issue stock options as a component of its executive compensation plan, the Company believes that grants may be issued from time to time ensuring that its executive officers have a continuing stake in the Company's long-term success.

     CEO Compensation. The Compensation Committee determined Mr. Walton's compensation in accordance with the policies described above. Under the terms of Mr. Walton's Employment Agreement, his annual base salary in fiscal year 2003 was $217,500. Additionally, pursuant to the terms of his employment agreement, Mr. Walton did not receive a bonus for services rendered during the 2003 fiscal year.

     Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to the Company's chief executive officer and each of its four most highly compensated executive officers. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. The Company intends to structure any performance-based portion of the compensation of its executive officers in a manner that complies with Section 162(m).

                            Current Members
                            ---------------
                            Richard S. Birnbaum, Chairman
                            Kenneth N. Burroughs
                            James P. Karides, CPA


                          REPORT OF THE AUDIT COMMITTEE

     The Board of Directors has appointed an Audit Committee.

     The primary responsibility of the committee is to oversee our (a) financial reporting process on behalf of the board of directors, (b) system of internal accounting and financial controls, (c) outside auditors independence and performance, and (d) compliance with any legal compliance and ethics programs as may be established from time to time by the board of directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent auditors are responsible for auditing the financial statements and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

     In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements with management and the independent auditors. The committee discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61. This included a discussion of the auditors' judgments as to the quality, not just the acceptability, of the company's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. The committee has also received the written disclosures and the letter from the independent accountants required by Independence Standards No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence.

     The committee discussed with our independent auditors the overall scope and plans for their audits.

     Based on the reviews and discussions referred to above, the committee recommended to the board of directors, and the board approved, that the audited financial statements be included in the Annual Report on Form 10-K, as amended, for the fiscal year ended September 30, 2003 for filing with the Securities and Exchange Commission. The committee and the board of directors also have recommended, subject to shareholder approval, the selection of the independent auditors. See "Ratification of Appointment of Independent Public Accountants."

                            Current Members
                            ---------------
                            James P. Karides, CPA Chairman
                            Robert L. Ring
                            Richard S. Birnbaum

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's officers, directors and persons who own more than 10% of a registered class of the Company's equity securities, to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC. To the Company's knowledge, based solely on a review of Forms 3 and 4 furnished to the Company during its most recent fiscal year; Forms 5 furnished to the Company with respect to its most recent fiscal year; and representations from the Company's directors and officers during the fiscal year ended September 30, 2003, only the following failed to timely file forms required by Section 16(a):

     Richard Birnbaum did not timely file Form 4s for the following purchase(s) of Company common stock:

                                      # Shares     Price/Share
                                   ------------------------------

         Aug 29, 2003                       2,600          $0.70
         Sept 4, 2003                       5,000          $0.70
         December 11, 2003                  5,000          $0.68
         December 12, 2003                 20,000   $0.64 -$0.70

     As of the date of this Information Statement, Mr. Birnbaum has filed a Form 4 to appropriately reflect the change in his beneficial ownership.


            FINANCIAL AND OTHER INFORMATION INCORPORATED BY REFERENCE

     The information called for by Item 13 of Schedule 14A is incorporated herein by reference to such information included in the Company's annual report on Form 10-K under the captions "Financial Statements and Supplementary Data," "Selected Financial Data," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Changes In and Disagreements with Accountants on Accounting and Financial Disclosure."


                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Audit Committee of the Board of Directors has appointed McGladrey & Pullen, LLP as independent auditors to audit the consolidated financial statements of the Company for the current fiscal year.

Audit Fees

     During the Company's fiscal year ended September 30, 2003, the firm of Ernst & Young LLP served as the Company's principal accounting firm. The aggregate fees billed by, Ernst & Young LLP for the fiscal year ended September 30, 2003 are as follows:

                                               2003              2002
                                               ----              ----
             Audit Fees                      $123,000          $105,500
             Audit-Related Fees                --0--            --0--
             Tax Fees                          --0--            --0--
             All Other Fees                    --0--            --0--

     The members of our Audit Committee believe that our use of Ernst & Young for audit services during the Company's fiscal year ended September 30, 2003 was compatible with maintaining independence standards of our principal accounting firm.

     On February 13, 2004, the Company received notice from Ernst & Young LLP that it declined to stand for reelection as the independent accountants of the Company. The Company, based on meetings with its Audit Committee and Ernst & Young, agreed with this action.

     There were no disagreements with Ernst & Young on any matter concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the Company's two most recent fiscal years or any subsequent interim period preceding February 20, 2004. The reports of Ernst & Young for the fiscal years ended September 30, 2003 and 2002 each contained a "going concern" qualification. With the exception of the above, the Reports did not contain any adverse opinion of disclaimer.

     The Audit Committee of the Board of Directors engaged McGladrey & Pullen, LLP as the Company's principal accounting firm effective as of March 31, 2004. Representatives of McGladrey & Pullen, LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Pre-Approval Policies

     The Audit Committee pre-approves all audit and non-audit services provided by our independent auditors with respect to such services.


                       2005 ANNUAL MEETING OF SHAREHOLDERS

     Shareholders who may wish to present proposals for inclusion in the Company's proxy materials in connection with the 2005 Annual Meeting of Shareholders must submit such proposals in writing to the Company's Secretary at 12116 Jekel Circle, Suite 102, Austin, Texas 78727 not later than January 15, 2005. A shareholder's notice to the Secretary must set forth for each matter proposed to be brought before the meeting (a) a brief description of the matter the shareholder proposes to bring before the meeting, (b) the name and home address of the shareholder proposing such business, (c) the class and number of shares of Common Stock beneficially owned by such shareholder, and (d) any financial interest of such shareholder in such business.


                                 OTHER BUSINESS

     The Board of Directors of the Company knows of no matters to be presented at the Annual Meeting other than those described above; however, if other matters are properly presented to the meeting for action, it is intended that the persons named in the accompanying form of proxy, and acting thereunder, will vote in accordance with their best judgment on such matters.

                                   By Order of the Board of Directors


                                   /s/ Mark T. Walton


                                   Mark T. Walton
                                   President

Austin, Texas
Dated September 8, 2004

                                     ANNEX A
                                     -------

                           TRAVIS BOATS & MOTORS, INC.

                NOMINATING/CORPORATE GOVERNANCE COMMITTEE CHARTER


Purpose

The function of the Nominating/Corporate Governance Committee (the "Committee") is to identify individuals qualified to become board members and to select, or to recommend that the Board of Directors select, the director nominees for the next annual meeting of shareholders, to oversee the selection and composition of committees of the Board of Directors, and to oversee management continuity planning processes and to develop and implement the Company's Corporate Governance Guidelines.

Composition

The Committee shall consist of two or more members of the Board of Directors. So long as the Company continues to qualify as a controlled company under NASDAQ Rule 4350(c)(5), members need not be "independent" under NASDAQ rules.

Appointment and Removal

The members of the Committee shall be appointed by the Board of Directors and shall serve until such member's successor is duly elected and qualified or until such member's earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

Chairperson

Unless a Chairperson is elected by the full Board of Directors, the members of the Committee shall designate a Chairperson by majority vote of the full Committee membership. The Chairperson will chair all regular sessions of the Committee and set the agendas for Committee meetings.

Delegation to Subcommittees

In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee.

Meetings

The Committee shall meet as frequently as circumstances dictate. The Chairman of the Board or any member of the Committee may call meetings of the Committee. The Committee may invite to its meetings any director, member of management of the Company, and such other persons as it deems appropriate in order to carry out its responsibilities.

Duties and Responsibilities

The Committee shall have the following duties and responsibilities:

     o Establish criteria for the selection of new directors to serve on the Board of Directors, taking into account at a minimum all applicable laws, rules, regulations and listing standards, a potential candidate's experience, areas of expertise and other factors relative to the overall composition of the Board of Directors.

     o Identify individuals believed to be qualified as candidates to serve on the Board of Directors and select, or recommend that the Board of Directors select, the candidates for all directorships to be filled by the Board of Directors or by the shareholders at an annual or special meeting.

     o    Monitor  the   orientation  and  continuing   education   program  for
          directors.

     o Review the Board of Director's committee structure and recommend to the Board of Directors to serve on the committees of the Board, giving consideration to the criteria for service on each committee as set forth in the charter for such committee, as well as to any other factors the Committee deems relevant, and when appropriate, make recommendations regarding the removal of any member of any committee.

     o Recommend members of the Board of Directors to serve as the Chair of the committees of the Board of Directors.

     o Oversee and approve the management continuity planning process. Annually review and evaluate the succession plans relating to the CEO and other executive officer positions and make recommendations to the Board of Directors with respect to the selection of individuals to occupy these positions.

     o Develop and recommend to the Board of Directors for its approval an annual self-evaluation process of the Board of Directors and its committees. Based on the results of the annual evaluation, as well as on any other matters the Committee shall deem relevant, the Committee shall make such recommendations to the Board of Directors regarding board processes and other items deemed appropriate to improve or ensure the effective functioning of the Board of Directors as the Committee shall from time to time deem advisable or appropriate.

     o Develop and recommend to the Board of Directors for its approval a set of Corporate Governance Guidelines. The Committee shall review the Guidelines on an annual basis, or more frequently if appropriate, and recommend changes as necessary.

     o Perform any other activities consistent with this Charter, the Company's Bylaws and governing law as the Committee or the Board of Directors deem appropriate.

Advisors

The Committee shall have the authority to retain a search firm to assist in identifying director candidates, and retain outside counsel and other advisors as the Committee may deem appropriate in its sole discretion. The Committee shall have sole authority to approve related fees and retention terms.

Reports and Performance Review

The Committee shall report its actions and any recommendations to the Board of Directors after each Committee meeting and shall conduct and present to the Board of Directors an annual performance evaluation of the Committee. The Committee shall review at least annually the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

Disclosure of Charter

This Charter will be made available in accordance with applicable rules and regulations.


                                 Adopted by Resolution of the Board of Directors

                                 September 7, 2004

                                     ANNEX B
                                     -------

                           TRAVIS BOATS & MOTORS, INC.

                             AUDIT COMMITTEE CHARTER

Purpose

The role of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

Composition

     Independence

The Audit Committee shall consist of three or more members of the Board of Directors (the "Board"), each of whom is determined by the Board to be "independent" under Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act"), the rules of the NASDAQ Stock Market and the rules and regulations of the SEC.

     Financial Expertise

All members of the Audit Committee must be able to read and understand financial statements at the time of their appointment. At least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background that results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

In addition, at least one member of the Audit Committee must be a "financial expert," as such term is defined by the SEC.

Appointment and Removal

The members of the Audit Committee shall be appointed by the Board upon the recommendation of the Nominating/Corporate Governance Committee and shall serve until such member's successor is duly elected and qualified or until such member's earlier resignation or removal. The members of the Audit Committee may be removed, with or without cause, by a majority vote of the Board.

Chairperson

Unless a Chairperson is elected by the full Board upon recommendation of the Nominating/Corporate Governance Committee, the members of the Audit Committee shall designate a Chairperson by the majority vote of the full Audit Committee membership. The Chairperson will chair all regular sessions of the Audit Committee and set the agenda for Audit Committee meetings.

Delegation to Subcommittees

In fulfilling its responsibilities, the Audit Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Audit Committee.

Meetings

The Audit Committee shall meet as often as it determines but no less than once per quarter, either in person or telephonically, and at such times and places as the Audit Committee shall determine. The Audit Committee should meet regularly with each of management, the principal internal auditor of the Company and the outside auditing firm in separate executive sessions to discuss any matters that the Audit Committee or either of these groups believe should be discussed privately. In addition, the Audit Committee or its chairperson should meet with the independent auditors and management quarterly to review the Company's financial statements.

Relationship with Independent Accountants

The Audit Committee shall be directly responsible, in its capacity as a committee of the Board, for the appointment, compensation, retention and oversight of the outside auditing firm. In this regard, the Audit Committee shall have the sole authority to (A) appoint and retain, (B) determine the funding for, and (C) when appropriate, terminate, the outside auditing firm, which shall report directly to the Audit Committee. The Audit Committee will be responsible for resolving any disputes between the independent accountants and the Company's management.

Duties and Responsibilities

     To fulfill its responsibilities and duties the Audit Committee shall:

A.   Financial Reporting Processes and Documents/Reports Review
     ----------------------------------------------------------

     1. Review and discuss with the outside auditing firm: (A) the scope of the audit, the results of the annual audit examination by the auditor and any accompanying management letters, (B) any audit problems or difficulties the auditor encountered in the course of their audit work, including any restrictions on the scope of the outside auditing firm's activities or on access to requested information, and any significant disagreements with management and management's response to such audit problems or difficulties, and (C) any reports of the outside auditing firm with respect to interim periods.

     2. Review and discuss with management and the outside auditing firm the annual audited and quarterly unaudited financial statements of the Company, including (A) analyses of management and/or the outside auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements, (B) the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," including the development, selection and reporting of accounting policies that may be regarded as critical, and (C) major issues regarding the Company's accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles and financial statement presentations.

     3. Recommend to the Board whether the financial statements should be included in the Annual Report on Form 10-K.

     4. Periodically review and discuss the adequacy of the Company's internal controls, any significant deficiencies in internal controls (and any special audit steps adopted in light of material control deficiencies), and significant changes in such controls; and review and discuss with the principal internal auditor of the Company and such others as the Audit Committee deems appropriate, the scope and results of the internal audit program.

     5. Periodically review and discuss the adequacy and effectiveness of the Company's disclosure controls and procedures and management reports thereon.

     6. Review disclosures made to the Audit Committee by the Company's Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

     7. Review and timely discuss with management and the outside auditors the effect of regulatory and accounting initiatives, as well as any material financial or non-financial arrangements of the Company which do not appear on the financial statements of the Company.

     8. Review and discuss with the independent  auditors their report regarding
(A) all critical accounting policies and practices to be used, (B) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and (C) other material written communications between the outside auditing firm and Company management, including a schedule of unadjusted differences.

     9. Review with financial management and the independent accountants the Company's filings with the SEC prior to their filing or prior to the release of earnings reports. The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

     10. Prepare all reports required to be included in the Company's proxy statement, pursuant to and in accordance with applicable rules and regulations of the SEC.

     11. Discuss and review earnings press releases, including the type and presentation of information to be included in earnings press releases, in particular the use of "pro forma" or "adjusted" non-GAAP information.

     12. Discuss and review financial information and earnings guidance provided to analysts and rating agencies.

     13. Discuss policies with respect to risk assessment and risk management.

B.   Independent Accountants
     -----------------------

     1. Approve in advance all audit, review or attest engagements required under the securities laws to be provided by the outside auditing firm, including fees and terms.

     2. Establish policies and procedures for the engagement of the outside auditing firm to provide permissible non-audit services, which shall require preapproval by the Audit Committee (other than with respect to de minimis exceptions described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit). Ensure that approval of non-audit services are disclosed to investors in periodic reports required by Section 13(a) of the Exchange Act.

     3. The authority to grant preapproval of audit and non-audit services may be delegated to one or more designated members of the audit committee who are independent directors. Any such delegation shall be presented to the full Audit Committee at its next scheduled meeting.

     4. Review,  at least annually,  a report by the outside auditor  describing
(A) the firm's internal quality-control procedures, (B) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the last five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues, and (C) all relationships between the independent auditor and the Company.

     5. In connection with the report review described in the previous paragraph, review and evaluate the lead partner of the outside auditor and present to the Board Audit Committee conclusions with respect to the qualifications and performance of the outside auditing firm.

     6. Consider, at least annually, the independence of the outside auditing firm, including whether the outside auditing firm's performance of permissible non-audit services is compatible with the auditor's independence; obtain and review the report by the outside auditing firm describing any relationships between the outside auditing firm and the Company referred to in paragraph four above or any relationships between the outside auditing firm and the Company or any other relationships that may adversely affect the independence of the auditor; discuss with the outside auditing firm any disclosed relationship or services that may impact the objectivity and independence of the auditor; and present to the Board the Audit Committee's conclusions with respect to the independence of the outside auditing firm.

     7. Establish policies for the hiring of employees and former employees of the outside auditing firm.

C.   Outside Advisors
     ----------------

The Audit Committee shall have the authority to retain such outside counsel, accountants, experts and other advisors as it determines appropriate to assist the Audit Committee in the performance of its duties. The Audit Committee shall have sole authority to approve related fees and retention terms.

D.   Ethical and Legal Compliance
     ----------------------------

     1. Establish, review and update periodically a code of business ethics and conduct that applies to the Company's employees and directors, and ensure that management has established a system to enforce the code of ethics. The code must be publicly available and waivers for executive officers and directors granted and disclosed in accordance with applicable law.

     2. Review and approve, if the duty is not delegated to a comparable body of the Board, all related party transactions in accordance with the regulations of NASDAQ.

     3. Review, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.

     4. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including procedures for confidential, anonymous submission of concerns by employees regarding accounting and auditing matters.

     5. Perform any other activities consistent with this Charter, the Company's bylaws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

Reports and Performance Review

The Audit Committee shall report its actions and any recommendations to the Board after each Audit Committee meeting and shall conduct and present to the Board an annual performance evaluation of the Committee. The Audit Committee shall review at least annually the adequacy of this Charter and recommend any proposed changes to the Board for approval.

Limitation of Audit Committee's Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the outside auditor.

Disclosure of Charter

This Charter will be made available in accordance with applicable rules and regulations.

                                 Adopted by Resolution of the Board of Directors

                                 September 7, 2004